Exhibit 99.2
DANAHER CORPORATION
UNAUDITED PRO FORMA AND NON-GAAP ADJUSTED PRO FORMA FINANCIAL DATA OF DANAHER CORPORATION REFLECTING FORTIVE CORPORATION (DISPOSED JULY 2, 2016) AS A DISCONTINUED OPERATION
Explanatory Note
On July 2, 2016, Danaher Corporation (“Danaher” or the “Company”), completed the previously announced separation of its business into two independent publicly traded companies (the “Separation”). Completion of the Separation created a multi-industry, science and technology growth company that retained the Danaher name and a diversified industrial growth company, Fortive Corporation (“Fortive”). As the Separation occurred during the third quarter of 2016, the Company will classify Fortive as a discontinued operation in its historical financial statements beginning in the third quarter of 2016.
Danaher is providing the below unaudited pro forma consolidated condensed and adjusted pro forma consolidated condensed financial data of the Company for the fiscal years ended December 31, 2013, December 31, 2014 and December 31, 2015, the fiscal quarters ended April 3, 2015, July 3, 2015, October 2, 2015, December 31, 2015, April 1, 2016 and July 1, 2016 and the first half of 2016 to assist investors in assessing Danaher’s historical performance on a basis that excludes the results of operations of Fortive. This data should be read in conjunction with the unaudited pro forma consolidated condensed financial statements of Danaher filed on a Current Report on Form 8-K on July 8, 2016, which were prepared in accordance with Article 11 of Regulation S-X, treat Fortive as a discontinued operation and present Danaher’s historical results on a basis that excludes Fortive (the “Article 11 Pro Forma Financial Statements”), Danaher’s Quarterly Reports on Form 10-Q for the quarter ended April 1, 2016 and for the quarter ended July 1, 2016 and the reconciliations provided herein. In particular:
• The Non-GAAP Pro Forma Consolidated Condensed Financial Data for Danaher set forth in the first two schedules below expand upon the Article 11 Pro Forma Financial Statements to include information reflecting Danaher’s quarterly results for 2015 and the second quarter and first half of 2016 on a basis that excludes the results of operations of Fortive. While these quarterly and half-year results are not required under Article 11 of Regulation S-X and are therefore non-GAAP pro forma results, they have been presented in a manner consistent with the Article 11 Pro Forma Financial Statements.
• In the third schedule below, the Company presents the non-GAAP measure of adjusted pro forma diluted net earnings per share from continuing operations on a basis that excludes the results of operations of Fortive. The Company reconciles this measure by using Danaher’s pro forma or non-GAAP pro forma diluted net earnings per share from continuing operations excluding Fortive for the periods presented (prepared in a manner consistent with the Article 11 Pro Forma Financial Statements) as a starting point and then eliminating each of the adjustment items identified below to yield non-GAAP adjusted pro forma diluted net earnings per share from continuing operations excluding Fortive.

Non-GAAP Pro Forma Consolidated Condensed Financial Data for Danaher Corporation Reflecting Fortive Corporation (Disposed July 2, 2016) as a Discontinued Operation
($ and shares in millions, except per share amounts)

	Three Month Period Ended July 1, 2016			Six Month Period Ended July 1, 2016
	Danaher Historical (GAAP)	Discontinued Operations (Fortive Corporation)	Non-GAAP Pro Forma Danaher	Danaher Historical (GAAP)	Discontinued Operations (Fortive Corporation)	Non-GAAP Pro Forma Danaher
Sales	$5,785.0	$(1,543.1)	$4,241.9	$11,172.2	$(3,006.2)	$8,166.0
Cost of sales	(2,635.6)	775.0	(1,860.6)	(5,160.2)	1,542.8	(3,617.4)
Gross profit	3,149.4	(768.1)	2,381.3	6,012.0	(1,463.4)	4,548.6
Operating costs:
Selling, general and administrative expenses	(1,778.3)	347.0	(1,431.3)	(3,439.0)	679.6	(2,759.4)
Research and development expenses	(336.6)	96.7	(239.9)	(656.4)	190.4	(466.0)
Operating profit	1,034.5	(324.4)	710.1	1,916.6	(593.4)	1,323.2
Nonoperating income (expense):
Other income	—	—	—	223.4	—	223.4
Interest expense, net	(66.4)	10.9	(55.5)	(128.1)	19.7	(108.4)
Earnings from continuing operations before income taxes	968.1	(313.5)	654.6	2,011.9	(573.7)	1,438.2
Income taxes	(311.4)	74.8	(236.6)	(596.8)	162.4	(434.4)
Net earnings from continuing operations	656.7	(238.7)	418.0	1,415.1	(411.3)	1,003.8
Earnings from discontinued operations, net of income taxes	—	238.7	238.7	—	411.3	411.3
Net earnings	$656.7	$—	$656.7	$1,415.1	$—	$1,415.1
Non-GAAP pro forma net earnings per share from continuing operations:
Basic			$0.60			$1.46
Diluted			$0.60			$1.44
Adjusted *			$0.90			$1.69
Non-GAAP pro forma net earnings per share from discontinued operations:
Basic			$0.35			$0.60
Diluted			$0.34			$0.59
As reported net earnings per share (GAAP):
Basic			$0.95			$2.05	**
Diluted			$0.94			$2.03
Average common stock and common equivalent shares outstanding:
Basic			690.9			689.8
Diluted			698.9			698.0

*	See reconciliation schedule below

**	Net earnings per share amount does not add due to rounding

Pro Forma and Non-GAAP Pro Forma Consolidated Condensed Financial Data for Danaher Corporation Reflecting Fortive Corporation (Disposed July 2, 2016) as a Discontinued Operation
($ and shares in millions, except per share amounts)

			Non-GAAP Pro Forma										Non-GAAP Pro Forma
	Year Ended December 31, 2013	Year Ended December 31, 2014	Three Month Period Ended							Year Ended December 31, 2015		Three Month Period Ended		Six Month Period Ended July 1, 2016
			April 3, 2015		July 3, 2015		October 2, 2015		December 31, 2015			April 1, 2016	July 1, 2016
Sales	$12,360.9	$12,866.9	$3,192.2		$3,406.3		$3,512.2		$4,323.0	$14,433.7		$3,924.1	$4,241.9	$8,166.0
Cost of sales	(5,879.4)	(6,017.4)	(1,450.6)		(1,527.4)		(1,618.8)		(2,065.8)	(6,662.6)		(1,756.8)	(1,860.6)	(3,617.4)
Gross profit	6,481.5	6,849.5	1,741.6		1,878.9		1,893.4		2,257.2	7,771.1		2,167.3	2,381.3	4,548.6
Operating costs:
Selling, general and administrative expenses	(3,825.5)	(4,035.1)	(1,089.6)		(1,087.2)		(1,201.2)		(1,369.5)	(4,747.5)		(1,328.1)	(1,431.3)	(2,759.4)
Research and development expenses	(726.1)	(769.4)	(204.3)		(208.8)		(212.2)		(236.1)	(861.4)		(226.1)	(239.9)	(466.0)
Operating profit	1,929.9	2,045.0	447.7		582.9		480.0		651.6	2,162.2		613.1	710.1	1,323.2
Nonoperating income (expense):
Other income	431.3	122.6	—		—		12.4		—	12.4		223.4	—	223.4
Interest expense, net	(107.1)	(81.4)	(23.2)		(22.8)		(38.5)		(50.7)	(135.2)		(52.9)	(55.5)	(108.4)
Earnings from continuing operations before income taxes	2,254.1	2,086.2	424.5		560.1		453.9		600.9	2,039.4		783.6	654.6	1,438.2
Income taxes	(511.2)	(447.5)	(76.6)		(62.2)		(74.0)		(79.9)	(292.7)		(197.8)	(236.6)	(434.4)
Net earnings from continuing operations	1,742.9	1,638.7	347.9		497.9		379.9		521.0	1,746.7		585.8	418.0	1,003.8
Earnings from discontinued operations, net of income taxes	952.1	959.7	221.9		197.7		1,023.5		167.6	1,610.7		172.6	238.7	411.3
Net earnings	$2,695.0	$2,598.4	$569.8		$695.6		$1,403.4		$688.6	$3,357.4		$758.4	$656.7	$1,415.1
Pro forma net earnings per share from continuing operations:
Basic	$2.50	$2.33	$0.49		$0.70		$0.55		$0.76	$2.50		$0.85	$0.60	$1.46	*
Diluted	$2.46	$2.29	$0.48		$0.69		$0.54		$0.75	$2.47	*	$0.84	$0.60	$1.44
Adjusted ***	$2.35	$2.66	$0.59		$0.76		$0.71		$0.91	$2.98	*	$0.79	$0.90	$1.69
Pro forma net earnings per share from discontinued operations:
Basic	$1.37	$1.37	$0.31		$0.28		$1.49		$0.24	$2.31	*	$0.25	$0.35	$0.60
Diluted	$1.34	$1.34	$0.31		$0.27		$1.46		$0.24	$2.27	*	$0.25	$0.34	$0.59
Pro forma net earnings per share:
Basic	$3.87	$3.70	$0.81	**	$0.98		$2.04		$1.00	$4.81	*	$1.10	$0.95	$2.05	**
Diluted	$3.80	$3.63	$0.79		$0.97	**	$2.01	**	$0.99	$4.74	*	$1.09	$0.94	$2.03
Average common stock and common equivalent shares outstanding:
Basic	696.0	702.2	707.2		709.5		688.5		687.4	698.1		688.6	690.9	689.8
Diluted	711.0	716.1	718.7		719.6		698.7		697.1	708.5		697.1	698.9	698.0

*	Net earnings per share amount does not cross add due to rounding

**	Net earnings per share amount does not add due to rounding

***	See reconciliation schedule below

Reconciliation of Pro Forma and Non-GAAP Pro Forma Diluted Net Earnings Per Share from Continuing Operations (Reflecting Fortive Corporation (Disposed July 2, 2016) as a Discontinued Operation) to Adjusted Pro Forma Diluted Net Earnings Per Share from Continuing Operations

					Non-GAAP Pro Forma												Non-GAAP Pro Forma
	Year Ended December 31, 2013		Year Ended December 31, 2014		Three Month Period Ended								Year Ended December 31, 2015		Three Month Period Ended				Six Month Period Ended July 1, 2016
					April 3, 2015		July 3, 2015		October 2, 2015		December 31, 2015				April 1, 2016		July 1, 2016
Pro Forma (or Non-GAAP Pro Forma as Applicable) Diluted Net Earnings per Share from Continuing Operations Excluding Fortive	$2.46		$2.29		$0.48		$0.69		$0.54		$0.75		$2.47	*	$0.84		$0.60		$1.44
Pretax gain on the sale of investment in Apex Tool Group LLC A	(0.32)	A	—		—		—		—		—		—		—		—		—
Pretax gain on sale of marketable equity securities B,C,D,E	(0.28)	B	(0.17)	C	—		—		(0.02)	D	—		(0.02)	D	(0.32)	E	—		(0.32)	E
Pretax productivity charges in excess of amounts originally budgeted and publicly communicated in December 2013 F	—		0.09	F	—		—		—		—		—		—		—		—
Pretax acquisition-related transaction costs and fair value adjustments G,H,I	—		0.02	G	0.03	G	—		0.10	H	0.09	I	0.21	G,I,*	—		—		—
Pretax amortization of acquired intangible assets J	0.36	J	0.38	J	0.11	J	0.11	J	0.14	J	0.20	J	0.56	J	0.20	J	0.21	J	0.41	J
Tax effect of all adjustments reflected above K	0.16	K	(0.04)	K	(0.03)	K	(0.02)	K	(0.05)	K	(0.07)	K	(0.16)	K,*	0.07	K	(0.05)	K	0.02	K
Discrete tax adjustments and other tax-related adjustments L,M,N,O	(0.03)	L	0.09	M	—		(0.02)	N	—		(0.06)	N	(0.08)	N	—		0.14	O	0.14	O
Adjusted Pro Forma Diluted Net Earnings per Share from Continuing Operations Excluding Fortive (Non-GAAP)	$2.35		$2.66		$0.59		$0.76		$0.71		$0.91		$2.98	*	$0.79		$0.90		$1.69

A	Gain on the sale of investment in Apex Tool Group LLC in the year ended December 31, 2013 ($230 million pretax as presented in this line item, $144 million after-tax)

B	Gain on sale of shares in Align Technologies, Inc. in the year ended December 31, 2013 ($202 million pretax as presented in this line item, $125 million after-tax)

C	Gain on sale of marketable equity securities in the year ended December 31, 2014 ($123 million pretax as presented in this line item, $77 million after-tax)

D
Gain on sale of marketable equity securities in the three month period ended October 2, 2015 and in the year ended December 31, 2015 ($12 million pretax as presented in this line item, $8 million after-tax)

E
Gain on sale of marketable equity securities in the three month period ended April 1, 2016 and six month period ended July 1, 2016 ($223 million pretax as presented in this line item, $140 million after-tax)

F
Continuing operations portion of productivity charges for the year ended December 31, 2014 in excess of amounts originally budgeted and publicly communicated in December 2013 ($64 million pretax as presented in this line item, $49 million after-tax)

G
Acquisition-related transaction costs deemed significant ($12 million pretax as presented in this line item, $9 million after-tax) for the year ended December 31, 2014 and fair value adjustments to inventory ($5 million pretax as presented in this line item, $4 million after-tax) for the year ended December 31, 2014 and fair value adjustments to inventory ($20 million pretax as presented in this line item, $15 million after-tax) incurred in the three month period ended April 3, 2015 and year ended December 31, 2015, in each case incurred in connection with the acquisition of Nobel Biocare. Danaher deems acquisition-related transaction costs incurred in a given period to be significant (generally relating to Danaher’s larger acquisitions) if it determines that such costs exceed the range of acquisition-related transaction costs typical for Danaher in a given period

H
Acquisition-related transaction costs deemed significant ($21 million pretax as presented in this line item, $16 million after-tax), change in control payments, and fair value adjustments to inventory balances ($47 million pretax as presented in this line item, $36 million after-tax), in each case related to the acquisition of Pall Corporation and incurred in the three month period ended October 2, 2015

I
Fair value adjustments to inventory and deferred revenue, net of the impact of freezing pension benefits, in each case related to the acquisition of Pall Corporation and incurred in the three month period ended December 31, 2015 ($60 million pretax as presented in this line item, $48 million after-tax); acquisition-related transaction costs deemed significant ($21 million pretax as presented in this line item, $16 million after-tax), change in control payments, and fair value adjustments to inventory and deferred revenue, net of the impact of freezing pension benefits, in each case related to the acquisition of Pall Corporation and incurred in the year ended December 31, 2015 ($107 million pretax as presented in this line item, $84 million after-tax)

J	Amortization of acquisition-related intangible assets in the following periods ($ in millions) (note only pretax amounts are reflected in the amortization line item above)

	Year Ended December 31, 2013	Year Ended December 31, 2014	Three Month Period Ended				Year Ended December 31, 2015	Three Month Period Ended		Six Month Period Ended July 1, 2016
			April 3, 2015	July 3, 2015	October 2, 2015	December 31, 2015		April 1, 2016	July 1, 2016
Pretax	$254.5	$269.2	$80.0	$78.7	$100.6	$137.4	$396.7	$139.2	$144.2	$283.4
After-tax	211.3	215.3	64.0	62.9	79.5	107.2	313.4	107.2	112.5	219.7

K
This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the table above. In addition, the footnotes above indicate the after-tax amount of each individual adjustment item. Danaher estimates the tax effect of the adjustment items identified in the reconciliation schedule above by applying Danaher's overall estimated effective tax rate to the pretax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment

L	Retroactive reinstatement of certain federal tax provisions contained in the American Tax Relief Act of 2012 and other discrete tax items

M
Discrete income tax charges net of discrete income tax gains and benefits from a lower than expected effective tax rate in the year ended December 31, 2014 (compared to the anticipated effective tax rate publicly communicated in December 2013), due primarily to year-end 2014 tax law changes

N
Discrete income tax gains net of discrete income tax charges incurred in the three month period ended July 3, 2015 ($16 million); discrete income tax gains net of discrete income tax charges incurred in the three month period ($41 million) and the year ($58 million) ended December 31, 2015

O	Separation-related tax costs related to repatriation of earnings, legal entity realignments and other discrete matters ($99 million) in the three months and six months ended July 1, 2016

*	Net earnings per share amount does not cross add due to rounding

Statement Regarding Non-GAAP Measures
Each of the non-GAAP measures set forth above should be considered in addition to, and not as a replacement for or superior to, the comparable GAAP measure, and may not be comparable to similarly titled measures reported by other companies. Management believes that these measures provide useful information to investors by offering additional ways of viewing Danaher’s results that, when reconciled to the corresponding GAAP measure, help our investors to:

•
(with respect to the quarterly and half-year financial results presented in a manner consistent with but not required under Article 11 of Regulation S-X) understand trends relating to the quarterly business performance of Danaher’s continuing operations; and

•	(with respect to the non-GAAP profitability measures) understand the long-term profitability trends of our business and compare our profitability to prior and future periods and to our peers.
With respect to the non-GAAP profitability measures, we exclude the amortization of acquisition-related intangible assets because the amount and timing of such charges are significantly impacted by the timing, size, number and nature of the acquisitions we consummate.  While we have a history of significant acquisition activity we do not acquire businesses on a predictable cycle, and the amount of an acquisition’s purchase price allocated to intangible assets and related amortization term are unique to each acquisition and can vary significantly from acquisition to acquisition.  We believe however that it is important for investors to understand that such intangible assets contribute to revenue generation and that intangible assets related to past acquisitions will recur in future periods until such intangible assets have been fully amortized.  With respect to the other items excluded from the non-GAAP profitability measures, we exclude these items because they are of a nature and/or size that occur with inconsistent frequency, occur for reasons that may be unrelated to Danaher’s commercial performance during the period and/or we believe are not indicative of Danaher’s ongoing operating costs or gains in a given period.  With respect to each of the items excluded from the non-GAAP profitability measures, we believe that such items may obscure underlying business trends and make comparisons of long-term performance difficult.
The Company estimates the tax effect of the items excluded from the non-GAAP measures above, as applicable, by applying the Company's overall estimated effective tax rate to the pretax amount of each adjustment item, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment.